SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 17, 2008
INTERNATIONAL FIGHT LEAGUE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-21134	04-2893483

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
38 Park Avenue, 2nd Floor, Rutherford, NJ 07070
(Address of Principal Executive Offices)(Zip Code)
(201) 635-1799
Registrant’s Telephone Number
Not Applicable
(Former Address, if changed since Last Report) (Zip Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement.
     As previously disclosed, on September 15, 2008 (the “Petition Date”), IFL Corp. (“IFLC”), a wholly-owned subsidiary of International Fight League, Inc. (the “Corporation”), filed a voluntary petition for reorganization relief under chapter 11 of the United States Bankruptcy Code (“Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”). IFLC’s bankruptcy case is docketed as In re IFL Corp., Case No. 08-13589 (MG), and IFLC will continue to operate its business and manage its properties as a “debtor-in-possession” pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.
     On September 19, 2008, IFLC filed with the Court a motion for orders (a) authorizing IFLC to sell all or substantially all of its assets to HDNet LLC (“HDNet”), subject to higher and better offers, (b) approving bid procedures, (c) scheduling auction and sale hearing and (d) granting related relief (the “Sale Motion”). In connection with the Sale Motion, on September 19, 2008, IFLC and HDNet entered into an asset purchase agreement (the “Asset Purchase Agreement”), which contemplates the sale of substantially all of IFLC’s assets (the “Purchased Asset”) to HDNet for total consideration of $650,000 in cash and the assumption by HDNet of certain liabilities of IFLC. The Asset Purchase Agreement is subject to higher and better offers as set forth in the Sale Motion.
     The closing (the “Closing”) of the transactions contemplated by the Asset Purchase Agreement (the “Transactions”) is subject to customary closing conditions, including, among others, that the order (the “Sales Order”) of the Bankruptcy Court (i) authorizing and approving the Transactions and (ii) containing certain findings of facts, including, without limitation, a finding that HDNet is a good faith purchaser pursuant to section 363(m) of the Bankruptcy Code, shall have been entered with the Court, shall have become a final order and shall be in form and substance satisfactory to HDNet in its sole reasonable discretion.
     The Asset Purchase Agreement may be terminated at any time prior to the Closing (a) by mutual written consent of IFLC and HDNet, (b) by IFLC or HDNet if an order of a court or other competent authority preventing the consummation of the Transactions shall have become final and non-appealable; (c) by either party upon ten days’ written notice, if the Closing shall not have occurred on or prior to December 31, 2008; provided, that the failure of the Closing to occur by such date is not due (in whole or in part) to a material breach by the terminating party of such party’s representations, warranties or covenants under the Asset Purchase Agreement; (d) by HDNet if IFLC agrees in writing, publicly announces its intention or is authorized by its board of directors to, directly or indirectly, sell any portion of the Purchase Assets to a third party; (e) by HDNet if there has been a material breach by IFLC of any of its representation, warranties or covenants contained in the Asset Purchase Agreement, which breach is not curable or if curable, is not cured within 30 days after notice of such breach is given by HDNet to IFLC; or (f) by IFLC or HDNet if the Bankruptcy Court approves an alternative transaction to the Transactions with or by any party other than HDNet. In the event the Asset Purchase Agreement is terminated following the Court’s entry of the Sales Order by HDNet for any of the reasons specified in clauses (c), (d), (e) or (f) or by IFLC for the reason specified in clause (f), HDNet will be entitled to a break-up fee of $19,500, as its sole and exclusive remedy (except in the case of a willful breach of the Asset Purchase Agreement by IFLC).
     The description of the Asset Purchase Agreement set forth in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which will is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01 — Other Events.
Orders Entered By the Court In IFLC’s Bankruptcy Proceeding
     On September 17, 2008, the Court entered the following orders in IFLC’s bankruptcy proceeding:
1.	an order granting IFLC’s motion for an order (I) authorizing IFLC to (A) continue and maintain its consolidated cash management system, (B) continue and maintain its existing bank accounts and (C) use existing business forms; (II) granting a waiver of Section 345 Investment Guidelines; and (III) granting related relief;

2.	an order granting motion (I) authorizing IFLC to pay pre-petition wages and salaries and related taxes and (II) directing all banks to honor checks for payment of pre-petition employee obligations; and

3.	an interim order (I) prohibiting utility companies from discontinuing, altering or refusing service on account of pre-petition invoices, (II) deeming utility companies to have adequate assurance of future payment and (III) establishing procedures for resolving requests for additional assurance.
IFLC’s Motion To Sell Substantially All Assets
     As discussed in Item 1.01 of this Current Report on Form 8-K, on September 19, 2008, IFLC filed with the Court the Sale Motion. A hearing to consider the Sale Motion is scheduled for October 10, 2008 at 10:00 a.m. (prevailing Eastern time).
     The description of the Sales Motion set forth in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Motion, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Where to Obtain Additional Information About IFLC’s Bankruptcy Proceeding
     Additional information on IFLC’s filing under the Bankruptcy Code, including access to Court documents and other general information about the chapter 11 cases, is available online at www.nysb.uscourts.gov to users of the Court’s case filing system (the User’s Manual for the Electronic Case Filing System can be found at http://www.nysb.uscourts.gov, the official website for the Court), and to all other persons from the Clerk of the Court during normal business hours. The Court is located at One Bowling Green, New York, New York 10004. Materials filed with the Court are not prepared for the purpose of providing a basis for an investment decision relating to Corporation’s stock or debt or for comparison with other financial information filed with the U.S. Securities and Exchange Commission.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit 10.1 — Asset Purchase Agreement, dated September 19, 2008, between IFLC and HDNet.

Exhibit 99.1 — Sale Motion filed with the Court on September 19, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FIGHT LEAGUE, INC.
By:	/s/ Michael C. Keefe
Name:	Michael C. Keefe
Title:	Executive Vice President, General Counsel and Acting Chief Financial Officer

Date: September 24, 2008